PACIFIC CAPITAL FUNDS
SUPPLEMENT DATED OCTOBER 10, 2006
TO CLASS A/B/C AND CLASS Y PROSPECTUSES DATED DECEMBER 1, 2005
Change of Investment Sub-Adviser for Mid-Cap Fund
Effective October 10, 2006, Chicago Equity Partners, LLC became the sub-adviser to the Mid-Cap Fund. All references to “Bankoh Investment Partners, LLC” are replaced with “Chicago Equity Partners, LLC.”
          The fourth paragraph in the “Fund Management — The Sub-Advisers” section on page 60 of the Class A/B/C Prospectus and page 47 of the Class Y Prospectus is revised as follows:
Chicago Equity Partners, LLC (“CEP”), located at 180 North LaSalle Street, Suite 3800, Chicago, Illinois, is the sub-adviser to the Mid-Cap Fund, and provides investment advisory services with respect to management of that Fund’s portfolio. For the sub-adviser’s services, the Fund pays CEP 0.20% of the Fund’s average daily net assets. Prior to October 10, 2006, Bankoh Investment Partners, LLC (“BIP”), a joint venture between Bank of Hawaii and CEP, was the sub-adviser for the Fund and received the same fee.
          The “Fund Management — Mid-Cap Fund” section on page 61 of the Class A/B/C Prospectus and page 49 of the Class Y Prospectus are revised as follows:
The Fund’s sub-adviser, CEP, utilizes a team approach to manage the Fund. The team consists of David Coughenour, Robert Kramer and David Johnsen, founding members of CEP who have been with the firm since 1989. Mr. Coughenour, Chief Investment Officer—Equity, leads the team. He has sixteen years of industry experience, and holds the Chartered Financial Analyst designation. Mr. Kramer, Managing Director, has eighteen years of industry experience and is personally responsible for following and analyzing the healthcare sector. Before joining CEP, Mr. Kramer worked with the Feldman Group and GE Capital. He holds the Chartered Financial Analyst designation and is a Certified Public Accountant. Mr. Johnsen, Managing Director, has twenty-nine years of investment experience and is personally responsible for following and analyzing the technology hardware and consumer staples sectors. Prior to joining CEP, he was a portfolio manager at Bank of America. He holds the Chartered Financial Analyst designation.